                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05597

Morgan Stanley Municipal Income Opportunities Trust
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
       (Address of principal executive offices)                       (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: May 31, 2005

Date of reporting period: November 30, 2004

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Municipal Income Opportunities Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

FUND REPORT

For the six-month period ended November 30, 2004

MARKET CONDITIONS


The economy continued to grow through the six-month period ending November 30, 2004. During the spring and summer it hit what Federal Reserve Board Chairman Alan Greenspan described as a "soft patch." Oil prices almost doubled, reaching record highs, and employment growth weakened. However, by November, disappointment over weak payroll numbers proved short-lived after the release of a strong October report and an upward revision to previous months. Oil prices also backed off from their peak.

By April 2004, the market had begun to anticipate that the Federal Reserve Board (the Fed) would begin to increase short-term interest rates in response to higher commodity prices and reduced concern about the risk of deflation. In a series of four measured moves between June and the end of November, the Fed did increase the federal funds rate, from 1.00 to 2.00 percent.

Rising inflation fears led to rising bond yields from April to June. The market changed course in July, however, with yields falling from July through October as investors became concerned with slower growth. With the improvement in employment the market again reversed direction and long-term municipal bond yields rose in November. Higher short-term interest rates reduced the yield pickup for extending to longer maturities, and the yield curve flattened. Lower-quality municipal bonds performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds narrowed.

The ratio of municipal yields to Treasury yields, which serves as a gauge of relative performance, indicated that municipals generally remained attractive relative to Treasuries during the period. As a result, taxable investors such as insurance companies and hedge funds that normally focus on other sectors of the bond market supported municipal bond prices by "crossing over" to purchase municipal bonds.

PERFORMANCE ANALYSIS


For the six-month period ended November 30, 2004, Morgan Stanley Municipal Income Opportunities Trust's (OIA) total NAV return was 5.95%. The Fund's total market return was 9.66%. OIA's share price was trading at a 4.20% discount to its NAV on November 30, 2004. Past performance is no guarantee of future results.

Monthly dividends for the fourth quarter of 2004, declared in September, were increased from $0.04 to $0.0425 per share to reflect the Fund's current and projected earnings level. The Fund's level of undistributed net investment income was $0.111 per share on November 30, 2004, versus $0.092 per share six months earlier.

OIA is a non-leveraged closed-end fund that invests primarily in higher-yielding municipal bonds. As a result, more than 50 percent of the portfolio is invested in nonrated issues. Currently, OIA has only one holding, representing less than 1 percent of net assets that is nonperforming.

OIA's duration,* a measure of interest-rate sensitivity, has been targeted to be shorter than its benchmark index, thus reducing interest-rate volatility. This positioning reduced upside performance as rates declined but helped performance when interest rates rose. The Fund's duration was 6.8 years. The Fund's net assets of $157 million were diversified across 85 credits in 12 long-term sectors.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

----------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. Investment return, net asset value and common share market price will fluctuate and fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any securities mentioned will continue to perform well or be held by the Fund in the future.

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.

   LARGEST SECTORS
   Hospital Revenue                                    14.9%
   Retirement and Life Care Facilities Revenue         14.8%
   IDR/PCR*                                            14.2%
   Tax Allocation Revenue                              11.1%
   Nursing and Health Related Facilities Revenue       10.7%

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                              3.3%
   Aa/AA                                                7.1%
   A/A                                                  6.5%
   Baa/BBB                                             20.2%
   Ba/BB                                                9.9%
   N/R                                                 53.0%

* Industrial Development/Pollution Control Revenue.

Data as of November 30, 2004. Subject to change daily. All percentages for largest sectors are as a percentage of net assets. All percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of November 30, 2004


WEIGHTED AVERAGE MATURITY: 18 YEARS

1-5                                                                                9
5-10                                                                              13
10-20                                                                             28
20-30                                                                             41
30+                                                                                9

Portfolio structure is subject to change.

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alabama.................     0.6%
Arkansas................     1.3
California..............     5.5
Colorado................     4.6
Connecticut.............     1.3
District of Columbia....     0.2
Florida.................    10.0
Hawaii..................     2.0
Illinois................     2.8
Indiana.................     0.7
Iowa....................     2.4
Kansas..................     1.0
Kentucky................     0.8
Louisiana...............     0.6
Maryland................     2.4
Massachusetts...........     4.6
Michigan................     0.4
Minnesota...............     5.0
Missouri................     6.7
Nevada..................     3.9
New Hampshire...........     7.3
New Jersey..............     4.3
New York................     6.1
North Carolina..........     1.9
Ohio....................     1.3
Pennsylvania............     6.0
South Carolina..........     2.7
Tennessee...............     1.1
Texas...................     4.1
Vermont.................     1.3
Virginia................     4.0
West Virginia...........     1.3
                            ----
Total...................    98.2%
                            ====

* Joint exemptions have been included in each geographic location.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of November 30, 2004


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 5 YEARS

2005(a)                                                                           22
2006                                                                               2
2007                                                                               3
2008                                                                              11
2009                                                                              10
2010                                                                               8
2011                                                                               9
2012                                                                               9
2013                                                                               9
2014+                                                                             17

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 7.3%

2005(a)                                                                           8.5
2006                                                                              6.6
2007                                                                              5.9
2008                                                                              6.5
2009                                                                              6.4
2010                                                                              6.9
2011                                                                              7.0
2012                                                                              6.8
2013                                                                              6.9
2014+                                                                             7.9

(a)  May include issues callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Fund's operating expenses. For example, the Fund is earning a book yield of 8.5% on 22% of the long-term portfolio that is callable in 2005.

     Portfolio structure is subject to change.

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (96.2%)
            General Obligation (1.3%)
$  1,000    California, Various Purposes dtd 03/01/04.................   5.00%   02/01/33   $  1,000,300
   1,000    Southlands Metropolitan District #1, Colorado, Ser 2004...   7.125   12/01/34        993,870
                                                                                            ------------
--------
                                                                                               1,994,170
   2,000
                                                                                            ------------
--------
            Educational Facilities Revenue (2.4%)
   1,200    ABAG Finance Authority for Nonprofit Corporations,
              California, National Center for International Schools
              COPs....................................................   7.50    05/01/11      1,268,856
     500    San Diego County, California, The Burnham Institute
              COPs....................................................   6.25    09/01/29        516,665
   1,000    Bellalago Educational Facilities Benefits District,
              Florida, Bellalago Charter School Ser 2004 B............   5.80    05/01/34        990,050
   1,000    Westchester County Industrial Development Agency, New
              York, Guiding Eyes for The Blind Inc Ser 2004...........   5.375   08/01/24      1,021,680
                                                                                            ------------
--------
                                                                                               3,797,251
   3,700
                                                                                            ------------
--------
            Hospital Revenue (14.9%)
   1,000    Colbert County - Northwest Health Care Authority, Alabama,
              Helen Keller Hospital Ser 2003..........................   5.75    06/01/27        971,870
   2,000    Baxter County, Arkansas, Baxter County Regional Hospital
              Impr & Refg Ser 1999 B..................................   5.625   09/01/28      2,024,140
   2,000    Hawaii Department of Budget & Finance, Kuakini Health 2002
              Ser A...................................................   6.375   07/01/32      2,065,940
   1,000    Indiana Health Facility Financing Authority, Riverview
              Hospital Ser 2002.......................................   6.125   08/01/31      1,038,710
   2,000    Maryland Health & Higher Educational Facilities Authority,
              University of Maryland Medical Center Ser 2000..........   6.75    07/01/30      2,251,400
     600    Gaylord Hospital Financing Authority, Michigan, Otsego
              Memorial Hospital Ser 2004..............................   6.50    01/01/37        583,356
   3,000    Henderson, Nevada, Catholic Health West 1998 Ser A........   5.375   07/01/26      3,019,979
   1,500    New Hampshire Higher Educational & Health Facilities
              Authority, Littleton Hospital Assn Ser 1998 A...........   6.00    05/01/28      1,365,990
   2,000    New Jersey Health Care Facilities Financing Authority,
              Raritan Bay Medical Center Ser 1994.....................   7.25    07/01/27      2,095,600
   1,105    Nassau County Industrial Development Agency, New York,
              North Shore Health Ser B................................   5.875   11/01/11      1,211,765
   1,000    Monroe County Hospital Authority, Pennsylvania, Pocono
              Medical Center Ser 2003.................................   6.00    01/01/43      1,028,480
   1,560    Philadelphia Hospitals & Higher Education Facilities
              Authority, Pennsylvania, Chestnut Hill Hospital Ser
              1992....................................................   6.375   11/15/11      1,561,248
   2,000    South Carolina Jobs - Economic Development Authority,
              Palmetto Health Alliance Refg Ser 2003 C................   6.875   08/01/27      2,209,760

                       See Notes to Financial Statements
 6

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
$  1,000    Knox County Health Educational & Housing Facility Board,
              Tennessee, Baptist Health of East Tennessee Ser 2002....   6.50%   04/15/31   $  1,010,180
   1,000    Decatur Hospital Authority, Texas, Wise Regional Health
              Ser 2004 A..............................................   7.125   09/01/34      1,013,580
                                                                                            ------------
--------
                                                                                              23,453,998
  23,765
                                                                                            ------------
--------
            Industrial Development/Pollution Control Revenue (14.2%)
   2,000    Los Angeles, California, American Airlines Inc Terminal 4
              Ser 2002 C (AMT)........................................   7.50    12/01/24      1,944,640
     360    Metropolitan Washington Airports Authority, District of
              Columbia & Virginia, CaterAir International Corp Ser
              1991 (AMT)+.............................................  10.125   09/01/11        360,450
   2,000    Chicago, Illinois, Chicago O'Hare Int'l Airport/United
              Airlines Inc Refg Ser 2001 C (a)........................   6.30    05/01/16        290,000
   1,500    Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT)..........   6.00    06/01/27      1,478,700
   1,500    Dayton, Ohio, Emery Air Freight Corp Refg Ser 1998 A......   5.625   02/01/18      1,537,125
     505    Zanesville-Muskingum County Port Authority, Ohio, Anchor
              Glass Container Corp Ser 1989 B (AMT)...................  10.25    12/01/08        504,934
   2,000    Beaver County Industrial Development Authority,
              Pennsylvania, Toledo Edison Co Collateralized Ser 1995
              B.......................................................   7.75    05/01/20      2,122,180
   3,330    Carbon County Industrial Development Authority,
              Pennsylvania, Panther Creek Partners Refg 2000 Ser
              (AMT)...................................................   6.65    05/01/10      3,594,069
   2,125    Lexington County, South Carolina, Ellett Brothers Inc Refg
              Ser 1998................................................   7.50    09/01/08      2,077,103
   1,000    Brazos River Authority, Texas, TXU Electric Refg Ser 1999
              A.......................................................   7.70    04/01/33      1,182,360
   1,000    Chesterfield County Industrial Development Authority,
              Virginia, Virginia Electric & Power Company Ser 1985....   5.50    10/01/09      1,057,550
   4,000    Pittsylvania County Industrial Development Authority,
              Virginia, Multi-Trade Pittsylvania County Ser 1994 A
              (AMT)...................................................   7.45    01/01/09      4,088,560
   2,000    Upshur County, West Virginia, TJ International Inc Ser
              1995 (AMT)..............................................   7.00    07/15/25      2,085,000
                                                                                            ------------
--------
                                                                                              22,322,671
  23,320
                                                                                            ------------
--------
            Mortgage Revenue - Multi-Family (6.9%)
            Washington County Housing & Redevelopment Authority,
   3,885      Courtly Park Ser 1989 A.................................   9.75    06/15/19      3,030,455
   1,165      Courtly Park Ser 1989 A (AMT)...........................  10.25    06/15/19        909,096
  24,080      Courtly Park Ser 1989 B.................................   0.00    06/15/19        358,792
   8,678      Courtly Park Ser 1989 B (AMT)...........................   0.00    06/15/19        129,300
            White Bear Lake, Minnesota,
   3,715      White Bear Woods Apts Phase II Refg 1989 Ser A..........   9.75    06/15/19      3,217,376
  19,771      White Bear Woods Apts Phase II Refg 1989 Ser B..........   0.00    06/15/19        294,594
   3,000    Brookhaven Industrial Development Agency, New York,
              Woodcrest Estates Ser 1998 A (AMT)......................   6.375   12/01/37      2,955,300
                                                                                            ------------
--------
                                                                                              10,894,913
  64,294
                                                                                            ------------
--------

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Single Family (7.0%)
            Colorado Housing & Finance Authority,
$    180      1996 Ser B (AMT)........................................   7.65%   11/01/26   $    180,288
     800      Ser 1998 D-2 (AMT)......................................   6.35    11/01/29        824,200
  28,230    New Hampshire Housing Finance Authority, Residential 1983
              Ser B...................................................   0.00    01/01/15      9,936,678
                                                                                            ------------
--------
                                                                                              10,941,166
  29,210
                                                                                            ------------
--------
            Nursing & Health Related Facilities Revenue (11.3%)
            Escambia County, Florida,
   5,470      Pensacola Care Development Centers Ser 1989.............  10.25    07/01/11      5,478,370
   1,255      Pensacola Care Development Centers Ser 1989 A...........  10.25    07/01/11      1,256,920
   1,000    Orange County Health Facilities Authority, Florida,
              Westminister Community Care Services Inc Ser 1999.......   6.75    04/01/34        863,240
   1,000    Pinellas County Health Facilities Authority, Florida, Oaks
              of Clearwater Ser 2004..................................   6.25    06/01/34      1,001,560
   1,965    Iowa Health Facilities Development Financing Authority,
              Care Initiatives Ser 1996...............................   9.25    07/01/25      2,375,646
   1,205    Kentucky Economic Development Financing Authority, AHF/
              Kentucky-Iowa Inc Ser 2003..............................   6.50#   01/01/29      1,180,514
   1,000    Westside Habilitation Center, Louisiana, Intermediate Care
              Facility for the Mentally Retarded Refg Ser 1993........   8.375   10/01/13      1,013,670
   1,775    Massachusetts Development Finance Agency, New England
              Center for Children Ser 1998............................   5.875   11/01/18      1,773,562
   1,000    Massachusetts Health & Educational Facilities Authority,
              The Learning Center for Deaf Children Ser C.............   6.125   07/01/29        970,790
     870    Mount Vernon Industrial Development Agency, New York,
              Meadowview at the Wartburg Ser 1999.....................   6.00    06/01/09        878,178
   1,000    St Louis County Industrial Development Authority,
              Missouri, Pediatric Rehabilitation Center Ser 2003 A....   6.625   11/15/35      1,008,210
                                                                                            ------------
--------
                                                                                              17,800,660
  16,540
                                                                                            ------------
--------
            Recreational Facilities Revenue (5.6%)
   2,000    Sacramento Financing Authority, California, Convention
              Center Hotel 1999 Ser A.................................   6.25    01/01/30      2,074,120
   1,000    San Diego County, San Diego Natural History Museum COPs...   5.70    02/01/28        918,870
            Mashantucket (Western) Pequot Tribe, Connecticut,
   1,010      1996 Ser A (b)..........................................   6.40    09/01/11      1,074,650
   1,000      1997 Ser B (b)..........................................   5.75    09/01/27      1,025,980
   2,000    St Louis Industrial Development Authority, Missouri, St
              Louis Convention Center Headquarters Hotel Ser 2000
              (AMT)...................................................   6.875   12/15/20      1,598,860
   2,000    Austin Convention Enterprises, Texas, Convention Center
              Hotel Ser 2000 A........................................   6.70    01/01/32      2,112,220
                                                                                            ------------
--------
                                                                                               8,804,700
   9,010
                                                                                            ------------
--------

                       See Notes to Financial Statements
 8

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Retirement & Life Care Facilities Revenue (14.8%)
$  1,000    St Johns County Industrial Development Authority, Florida,
              Glenmoor Ser 1999 A.....................................   8.00%   01/01/30   $  1,043,700
   1,000    Hawaii Department of Budget & Finance, Kahala Nui, 2003
              Ser A...................................................   8.00    11/15/33      1,062,060
   1,500    Lenexa, Kansas, Lakeview Village - Southridge Ser 2002
              C.......................................................   6.875   05/15/32      1,591,740
   1,500    Maryland Health & Higher Educational Facilities Authority,
              Mercy Ridge 2003 Ser A..................................   6.00    04/01/35      1,530,465
   1,500    Massachusetts Development Finance Agency, Loomis
              Communities Ser 1999 A..................................   5.75    07/01/23      1,381,665
   1,500    Kansas City Industrial Development Agency, Missouri,
              Bishop Spencer 2004 Ser A...............................   6.50    01/01/35      1,522,815
            New Jersey Economic Development Authority,
   1,000      Cedar Crest Village Inc Ser 2001 A......................   7.25    11/15/31      1,021,730
   1,000      Franciscan Oaks Ser 1997................................   5.70    10/01/17        962,330
   1,000      The Presbyterian Home at Montgomery Ser 2001 A..........   6.375   11/01/31      1,015,310
   2,000      United Methodist Homes of New Jersey Ser 1998...........   5.125   07/01/25      1,805,520
   3,250    Suffolk County Industrial Development Agency, New York,
              Jefferson's Ferry Ser 1999..............................   7.25    11/01/28      3,387,540
   1,000    North Carolina Medical Care Commission, The Given Estate,
              Ser 2003 A..............................................   6.50    07/01/32      1,019,850
   1,000    Chester County Health & Education Facilities Authority,
              Pennsylvania, Jenner's Pond Inc Ser 2002................   7.625   07/01/34      1,011,530
     750    Shelby County Health, Educational & Housing Facilities
              Board, Tennessee, Village at Germantown Ser 2003 A......   7.25    12/01/34        770,318
   1,000    Houston, Health Facilities Authority, Texas, Buckingham
              Senior Living Community Ser 2003 A......................   7.125   02/15/34      1,048,920
   2,100    Vermont Economic Development Authority, Wake Robin Corp
              Ser 1999 A..............................................   6.75    03/01/29      2,046,723
   1,000    Peninsula Ports Authority of Virginia, Virginia Baptist
              Homes Ser 2003 A........................................   7.375   12/01/32      1,049,210
                                                                                            ------------
--------
                                                                                              23,271,426
  23,100
                                                                                            ------------
--------
            Tax Allocation Revenue (11.1%)
   1,000    San Marcos Community Facilities District No 2002-01,
              California, University Commons Ser 2004.................   5.95    09/01/35      1,016,330
   2,000    Elk Valley Public Improvement Corporation, Colorado, Ser
              2001 A..................................................   7.35    09/01/31      2,087,180
   2,000    Beacon Lakes Community Development District, Florida, Ser
              2003 A..................................................   6.90    05/01/35      2,092,080
   1,000    Midtown Miami Florida Community Development District,
              Florida, Ser 2004 A.....................................   6.25    05/01/37      1,032,320
   2,000    Chicago, Illinois, Lake Shore East, Ser 2002..............   6.75    12/01/32      2,067,540
     725    Lincolnshire, Illinois, Special Service Area No 1 Ser
              2004....................................................   6.25    03/01/34        720,578
   2,000    Des Peres, Missouri, West County Center Ser 2002..........   5.75    04/15/20      2,048,700

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
$  4,000    Fenton, Missouri, Gravois Bluffs Redevelopment Ser 2001 A
              Refg....................................................   7.00%   10/01/21   $  4,316,640
   1,995    Las Vegas District No 808, Nevada, Summerlin Area Ser
              2001....................................................   6.75    06/01/21      2,065,982
                                                                                            ------------
--------
                                                                                              17,447,350
  16,720
                                                                                            ------------
--------
            Transportation Facilities Revenue (3.9%)
   5,000    E-470 Public Highway Authority, Colorado, Ser 1997 B
              (MBIA)..................................................   0.00    09/01/15      3,114,850
   1,780    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
              Ser 1993 A (Ambac)......................................   5.85    10/01/13      1,953,977
   1,000    Nevada Department of Business & Industry, Las Vegas
              Monorail 2nd Tier Ser 2000..............................   7.375   01/01/40      1,019,690
                                                                                            ------------
--------
                                                                                               6,088,517
   7,780
                                                                                            ------------
--------
            Refunded (2.8%)
   1,000    Illinois Health Facilities Authority, Riverside Health Ser
              2000....................................................   6.85    11/15/10++    1,195,990
   3,000    Massachusetts Health & Educational Facilities Authority,
              Dana Farber Cancer Institute Ser G-1....................   6.25    12/01/05++    3,183,360
                                                                                            ------------
--------
                                                                                               4,379,350
   4,000
                                                                                            ------------
--------
 223,439    Total Tax-Exempt Municipal Bonds (Cost $160,936,985).........................    151,194,172
                                                                                            ------------
--------
            Short-Term Tax-Exempt Municipal Obligations (1.9%)
   2,000    University of North Carolina, Hospitals at Chapel Hill Ser
              2001 A (Demand 12/01/04)................................   1.64*   02/15/31      2,000,000
   1,000    North Central Texas Health Facilities Development
              Corporation, Presbyterian Medical Center Ser 1985 D
              (MBIA) (Demand 12/01/04)................................   1.64*   12/01/15      1,000,000
                                                                                            ------------
--------
   3,000    Total Short-Term Tax-Exempt Municipal Obligations (Cost $3,000,000)..........      3,000,000
                                                                                            ------------
--------

$226,439    Total Investments (Cost $163,936,985) (c)..........................    98.1%     154,194,172
========
            Other Assets in Excess of Liabilities..............................     1.9        2,897,232
                                                                                  -----     ------------
            Net Assets.........................................................   100.0%    $157,091,404
                                                                                  =====     ============

                       See Notes to Financial Statements
 10

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004 (UNAUDITED) continued

---------------------

 AMT   Alternative Minimum Tax.
COPs   Certificates of Participation.
  *    Current coupon of variable rate demand obligation.
  +    Joint exemption in locations shown.
 ++    Prerefunded to call date shown.
  #    Currently a 6.50% coupon; increases to 8.00% on January 1,
       2009.
 (a)   Issuer in bankruptcy; non-income producing security.
 (b)   Resale is restricted to qualified institutional investors.
 (c)   The aggregate cost for federal income tax purposes is
       $163,855,054. The aggregate gross unrealized appreciation is
       $5,916,652 and the aggregate gross unrealized depreciation is $15,577,534, resulting in net unrealized depreciation of
       $9,660,882.

Bond Insurance:
---------------
Ambac  Ambac Assurance Corporation.
MBIA   Municipal Bond Investors Assurance Corporation.

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
November 30, 2004 (unaudited)

Assets:
Investments in securities, at value
  (cost $163,936,985).......................................  $154,194,172
Cash........................................................        99,715
Interest receivable.........................................     3,058,170
                                                              ------------
    Total Assets............................................   157,352,057
                                                              ------------
Liabilities:
Payable for:
    Investment advisory fee.................................        69,162
    Shares of beneficial interest repurchased...............        55,638
    Administration fee......................................        12,978
Accrued expenses and other payables.........................       122,875
                                                              ------------
    Total Liabilities.......................................       260,653
                                                              ------------
    Net Assets..............................................  $157,091,404
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $176,960,111
Net unrealized depreciation.................................    (9,742,813)
Accumulated undistributed net investment income.............     2,214,112
Accumulated net realized loss...............................   (12,340,006)
                                                              ------------
    Net Assets..............................................  $157,091,404
                                                              ============
Net Asset Value Per Share,
20,018,872 shares outstanding (unlimited shares authorized
of $.01 par value)..........................................         $7.85
                                                              ============

                       See Notes to Financial Statements
 12

Morgan Stanley Municipal Income Opportunities Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended November 30, 2004 (unaudited)

Net Investment Income:
Interest Income.............................................  $ 5,978,959
                                                              -----------
Expenses
Investment advisory fee.....................................      394,831
Administration fee..........................................      208,379
Transfer agent fees and expenses............................       42,120
Shareholder reports and notices.............................       19,641
Professional fees...........................................       18,304
Registration fees...........................................        9,839
Custodian fees..............................................        6,283
Trustees' fees and expenses.................................        3,872
Other.......................................................       12,595
                                                              -----------
    Total Expenses..........................................      715,864

Less: expense offset........................................        6,189
                                                              -----------
    Net Expenses............................................      709,675
                                                              -----------
    Net Investment Income...................................    5,269,284
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net realized loss...........................................   (2,162,972)
Net change in unrealized depreciation.......................    5,291,073
                                                              -----------
    Net Gain................................................    3,128,101
                                                              -----------
Net Increase................................................  $ 8,397,385
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                                 FOR THE SIX      FOR THE YEAR
                                                                MONTHS ENDED         ENDED
                                                              NOVEMBER 30, 2004   MAY 31, 2004
                                                              -----------------   ------------
                                                                 (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................    $  5,269,284      $ 10,642,996
Net realized loss...........................................      (2,162,972)       (2,478,163)
Net change in unrealized depreciation.......................       5,291,073        (3,072,450)
                                                                ------------      ------------
    Net Increase............................................       8,397,385         5,092,383

Dividends to shareholders from net investment income........      (4,950,738)      (10,327,443)

Decrease from transactions in shares of beneficial
  interest..................................................      (2,620,548)       (2,707,158)
                                                                ------------      ------------
    Net Increase (Decrease).................................         826,099        (7,942,218)
Net Assets:
Beginning of period.........................................     156,265,305       164,207,523
                                                                ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $2,214,112 and $1,895,566, respectively).................    $157,091,404      $156,265,305
                                                                ============      ============

                       See Notes to Financial Statements
 14

Morgan Stanley Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Municipal Income Opportunities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 22, 1988 and commenced operations on September 19, 1988.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004 (UNAUDITED) continued

E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Effective November 1, 2004, pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Fund's weekly net assets. Prior to November 1, 2004, the annual rate was 0.30%.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 2004 aggregated $10,497,998 and $13,640,329, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At November 30, 2004, the Fund had transfer agent fees and expenses payable of approximately $18,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended November 30, 2004 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,757. At November 30, 2004, the Fund had an accrued pension liability of $61,721 which is included in accrued expenses

Morgan Stanley Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004 (UNAUDITED) continued

in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Effective April 1, 2004, the Fund began an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 2003.......................................  20,756,472   $207,564    $186,928,771
Treasury shares purchased and retired (weighted average
  discount 5.83%)...........................................    (377,200)    (3,772)     (2,703,386)
Reclassification due to permanent book/tax differences......          --         --      (4,848,518)
                                                              ----------   --------    ------------
Balance, May 31, 2004.......................................  20,379,272    203,792     179,376,867
Treasury shares purchased and retired (weighted average
  discount 4.46%)*..........................................    (360,400)    (3,604)     (2,616,944)
                                                              ----------   --------    ------------
Balance, November 30, 2004..................................  20,018,872   $200,188    $176,759,923
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of May 31, 2004, the Fund had a net capital loss carryforward of $7,279,954 of which $700,037 will expire on May 31, 2006, $87,017 will expire on May 31, 2008, $4,628,820 will

Morgan Stanley Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004 (UNAUDITED) continued

expire on May 31, 2009 and $1,864,080 will expire on May 31, 2011 to offset future capital gains to the extent provided by regulations.

As of May 31, 2004, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and book amortization of discount on debt securities.

6. Dividends

The Fund declared the following dividends from net investment income:

   DECLARATION       AMOUNT         RECORD             PAYABLE
       DATE         PER SHARE        DATE               DATE
------------------  ---------  -----------------  -----------------
September 28, 2004    $0.04    December 10, 2004  December 23, 2004
December 28, 2004    $0.0425    January 7, 2005   January 21, 2005
December 28, 2004    $0.0425   February 4, 2005   February 18, 2005
December 28, 2004    $0.0425     March 4, 2005     March 18, 2005

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley Municipal Income Opportunities Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                  FOR THE SIX                                    FOR THE YEAR ENDED MAY 31
                                 MONTHS ENDED             -----------------------------------------------------------------------
                               NOVEMBER 30, 2004             2004            2003           2002           2001           2000
                               -----------------          -----------      ---------      ---------      ---------      ---------
                                  (unaudited)
Selected Per Share Data:
Net asset value, beginning of
 the period..................          $7.67                  $  7.91        $ 7.88         $ 8.03         $ 7.79         $ 8.69
                                       -----                  -------        ------         ------         ------         ------
Income (loss) from investment
 operations:
    Net investment income*...           0.26                     0.52          0.54           0.55           0.55           0.57
    Net realized and
     unrealized gain (loss)..           0.17                    (0.26)         0.04          (0.13)          0.28          (0.85)
                                       -----                  -------        ------         ------         ------         ------
Total income (loss) from
 investment operations.......           0.43                     0.26          0.58           0.42           0.83          (0.28)
                                       -----                  -------        ------         ------         ------         ------
Less dividends from net
 investment income...........          (0.25)                   (0.50)        (0.55)         (0.57)         (0.59)         (0.62)
                                       -----                  -------        ------         ------         ------         ------
Net asset value, end of
 period......................          $7.85                  $  7.67        $ 7.91         $ 7.88         $ 8.03         $ 7.79
                                       =====                  =======        ======         ======         ======         ======
Market value, end of
 period......................          $7.52                  $  7.09        $ 7.76         $ 8.08         $ 8.53         $ 8.25
                                       =====                  =======        ======         ======         ======         ======
Total Return+................           9.66 %(1)               (2.34)%        3.09%          1.42%         10.78%         (5.94)%
Ratios to Average Net Assets:
Expenses (before expense
 offset).....................           0.91 %(2)                0.94 %        0.93%(3)       0.92%          0.93%          0.93 %
Net investment income........           6.67 %(2)                6.63 %        6.85%          6.92%          6.95%          6.95 %
Supplemental Data:
Net assets, end of period, in
 thousands...................       $157,091                 $156,265      $164,208       $165,019       $168,062       $163,910
Portfolio turnover rate......              7 %(1)                  10 %           8%             7%            16%            13 %

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                                                                              19
                       See Notes to Financial Statements

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2004 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Municipal Income
Opportunities Trust

Semiannual Report
November 30, 2004

[MORGAN STANLEY LOGO]

                                                     38563RPT-RA05-00035P-Y11/04

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Closed-End Fund Repurchases

                                    REGISTRANT PURCHASE OF EQUITY SECURITIES
                                    ----------------------------------------
                                                                                    (d) Maximum Number
                                                                                      (or Approximate
                                                               (c) Total Number of   Dollar Value) of
                                                                Shares (or Units)    Shares (or Units)
                                                                Purchased as Part     that May Yet Be
                     (a) Total Number of  (b) Average Price       of Publicly        Purchased Under
                      Shares (or Units)   Paid per Share (or   Announced Plans or      the Plans or
    Period               Purchased              Unit)               Programs             Programs
------------------   -------------------  ------------------  --------------------  -------------------
June 1, 2004-
June 30, 2004            73,300.00            $7.0141                N/A                 N/A

July 1, 2004-
July 31, 2004            67,400.00             7.1137                N/A                 N/A

August 1, 2004-
August 31, 2004          65,600.00             7.2060                N/A                 N/A

September 1, 2004-
September 30, 2004       37,900.00             7.3445                N/A                 N/A

October 1, 2004-
October 31, 2004         55,400.00             7.5250                N/A                 N/A

November 1, 2004-
November 30, 2004        60,800.00             7.5384                N/A                 N/A
                        ----------            -------                ---                 ---
Total                   360,400.00            $7.2903                N/A                 N/A
                        ----------            -------                ---                 ---

Item 9. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10 - Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Municipal Income Opportunities Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
January 20, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
January 20, 2005

/s/ Francis Smith
Francis Smith
Principal Financial Officer
January 20, 2005